Reporting Entity - Additional Information (Detail)	12 Months Ended
Dec. 31, 2017
Disclosure of reporting entity [Abstract]
Name of reporting entity	ING Groep N.V.
Domicile of entity	Amsterdam, the Netherlands.
Description of nature of entity's operations	ING Group is a global financial institution with a strong European base, offering a wide range of retail and wholesale banking services to customers in over 40 countries.